                                                                   EXHIBIT 10.15

================================================================================

                             STOCKHOLDERS AGREEMENT


                                     among


                             MUSICMAKER.COM, INC.,

                             VIRGIN HOLDINGS, INC.

                                      and

               THE OTHER STOCKHOLDERS LISTED ON SCHEDULE I HERETO



                    ---------------------------------------

                           Dated as of:  June 8, 1999
                    ---------------------------------------


================================================================================


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
1.  General; Definitions....................................................  1
    1.1  General............................................................  1
    1.2  Definitions........................................................  1

2.  Restrictions on Transfer of Shares......................................  6
    2.1  Limitation on Transfer.............................................  6
    2.2  Permitted Transfers................................................  6
    2.3  Permitted Transfer Procedures......................................  7
    2.4  Transfers in Compliance with Law; Substitution of Transferee.......  7

3.  Right of First Offer....................................................  7
    3.1  Proposed Voluntary Transfers.......................................  7
    3.2  Involuntary Transfers.............................................. 10

4.  Future Issuance of Shares; Preemptive Rights  12
    4.1  Offering Notice.................................................... 12
    4.2  Preemptive Rights; Exercise........................................ 13
    4.3  Closing............................................................ 13
    4.4  Sale to Subject Purchaser.......................................... 14

5.  After-Acquired Securities; Agreement to be Bound  14
    5.1  After-Acquired Securities.......................................... 14
    5.2  Agreement to be Bound.............................................. 14

6.  Corporate Governance  15
    6.1  General............................................................ 15
    6.2  Stockholder Actions................................................ 15
    6.3  Election of Directors; Number and Composition...................... 15
    6.4  Removal and Replacement of Directors............................... 16
    6.5  Reimbursement of Expenses.......................................... 16
    6.6  Actions of the Board of Directors; Extraordinary Transactions...... 17
    6.7  Company Information................................................ 18
    6.8  Meetings........................................................... 18
    6.9  Directors' and Officers' Insurance................................. 18

7.  Stock Certificate Legend................................................ 18

8.  Representations and Warranties.......................................... 19


                                                                            Page
9.  Miscellaneous........................................................... 20
     9.1  Notices........................................................... 20
     9.2  Successors and Assigns............................................ 21
     9.3  Amendment and Waiver.............................................. 21
     9.4  Counterparts...................................................... 22
     9.5  Specific Performance.............................................. 22
     9.6  Headings.......................................................... 22
     9.7  GOVERNING LAW..................................................... 22
     9.8  Severability...................................................... 22
     9.9  Entire Agreement.................................................. 22
    9.10  Duration of Agreement............................................. 22
    9.11  Further Assurances................................................ 23

EXHIBITS
A         Certificate of Incorporation
B         By-laws
C-1       Form of Transfer Agreement (Previously issued shares)
C-2       Form of Transfer Agreement (Newly issued shares)


                             STOCKHOLDERS AGREEMENT

     STOCKHOLDERS AGREEMENT, dated as of June 8, 1999 (this "Agreement"), among
                                                             ---------
musicmaker.com, Inc., a Delaware corporation (the "Company"), Virgin Holdings,
                                                   -------
Inc., a Delaware corporation ("Virgin"), and the other stockholders of the
                               ------
Company listed on Schedule I hereto.

     WHEREAS, on the date hereof, the Company shall issue to Virgin shares of Common Stock (as defined below) of the Company pursuant to the Agreement, dated the date hereof, between the Company and Virgin;

     WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as defined below) and to provide for, among other things, first offer and preemptive rights, corporate governance rights and obligations and certain other rights; and

     WHEREAS, the rights granted by the Company under this Agreement replace and supersede all such existing rights granted by the Company to any stockholder of the Company under the agreements listed on Schedule II hereto (the "Existing
                                                                    --------
Agreements").
----------

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1.    General; Definitions.
           --------------------

           1.1    General.  The Company hereby represents and warrants that,
                  -------
 except as set forth on Schedule 1.1 and other than those rights granted
                        ------------
pursuant to the Existing Agreements, the Company has not granted or agreed to grant any first offer, preemptive, corporate governance or other rights similar to those granted under this Agreement to any other person, and there are no other agreements, arrangements or understandings between the Company and any other person relating to such rights. Each of the stockholders listed on Schedule I hereto hereby acknowledges and agrees that, effective as of the date hereof, this Agreement replaces and supersedes any and all agreements (including the Existing Agreements), arrangements and understandings, whether written or oral, between the Company and each of them with respect to the rights granted hereunder.

           1.2    Definitions.  As used in this Agreement, the following terms
                 -----------
shall have the meanings set forth below:

           "Affiliate" shall mean any Person who is an "affiliate" as defined
            ---------
in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

           "Board of Directors" means the Board of Directors of the Company.
            ------------------

           "Business Day" means any day other than a Saturday, Sunday or other
            ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

           "Charter Documents" means the Certificate of Incorporation and the
            -----------------
By-laws of the Company as in effect on the date hereof, copies of which are attached hereto as Exhibits A and B, respectively.
                   ----------------

           "Commission" means the Securities and Exchange Commission or any
            ----------
similar agency then having jurisdiction to enforce the Securities Act.

           "Common Stock" means the Common Stock, par value $.01 per share, of
            ------------
the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

           "Common Stock Equivalents" means any security or obligation which is
            ------------------------
by its terms convertible into shares of Common Stock, including, without limitation, the Preferred Stock, and any option, warrant or other subscription or purchase right with respect to Common Stock.

           "Company" has the meaning set forth in the recitals to this
            -------
Agreement.

           "Company Director" has the meaning set forth in Section 6.3 of this
            ----------------
Agreement.

           "Company Option" has the meaning set forth in Section 3.1.2 of this
            --------------
Agreement.

           "Company Option Period" has the meaning set forth in Section 3.1.2
            ---------------------
of this Agreement.

           "Contract Date" has the meaning set forth in Section 3.1.5 of this
            -------------
Agreement.

           "Excess New Securities" has the meaning set forth in Section 4.2.1
            ---------------------
of this Agreement.

           "Excess Offered Securities" has the meaning set forth in Section
            -------------------------
3.1.3 of this Agreement.

           "Exchange Act" means the Securities Exchange Act of 1934, as
            ------------
amended, and the rules and regulations of the Commission thereunder.

           "Existing Agreements" has the meaning set forth in the recitals to
            -------------------
this Agreement.

           "Family Members" has the meaning set forth in Section 2.2 of this
            --------------
Agreement.

           "Governmental Authority" means the government of any nation, state,
            ----------------------
city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

           "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
            -------
1976, as amended.

           "Independent Director" has the meaning set forth in Section 6.3 of
            --------------------
this Agreement.

           "Initial Public Offering" means an underwritten initial public
            -----------------------
offering pursuant to an effective Registration Statement filed under the Securities Act.

           "Involuntary Transfer" means any transfer, proceeding or action by
            --------------------
or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action.

           "Involuntary Transferee" has the meaning set forth in Section 3.2.1
            ----------------------
of this Agreement.

           "IPO Effectiveness Date" means the date upon which the Company
            ----------------------
consummates its Initial Public Offering.

           "Liens" has the meaning set forth in Section 3.1.4 of this Agreement.
            -----

           "New Issuance Notice" has the meaning set forth in Section 4.1 of
            -------------------
this Agreement.

           "New Securities" has the meaning set forth in Section 4.1 of this
            --------------
Agreement.

           "New Stockholder" means (a) any transferee of a Virgin Stockholder
            ---------------
or an Other Stockholder (other than a Permitted Transferee) who has agreed to be bound by the terms and conditions of this Agreement in accordance with
Section 2.4 and to whom Shares have been transferred in accordance with Section
3.1.5 and (b) any Person other than a Virgin Stockholder or an Other Stockholder who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 5.2(a).

           "Offer Price" has the meaning set forth in Section 3.1.1 of this
            -----------
Agreement.

           "Offered Securities" has the meaning set forth in Section 3.1.1 of
            ------------------
this Agreement.

           "Offering Notice" has the meaning set forth in Section 3.1.1 of this
            ---------------
Agreement.

           "Option Period" has the meaning set forth in Section 3.1.3 of this
            -------------
Agreement.

           "Other Stockholder" means the Stockholders (other than Virgin)
            -----------------
listed on Schedule I hereto and any Permitted Transferee of an Other Stockholder to which Shares are transferred in accordance with Section 2.2.

           "Permitted Transferee" has the meaning set forth in Section 2.2 of
            --------------------
this Agreement.

           "Person" means any individual, corporation, partnership, limited
            ------
liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

           "Preferred Stock" means, collectively, the Series A Convertible
            ---------------
Preferred Stock, par value $.01 per share, of the Company, the Series B Convertible Preferred Stock, par value $.01 per share, of the Company and the Series C Convertible Preferred Stock, par value $.01 per share, of the Company.

           "Proposed Price" has the meaning set forth in Section 4.1 of this
            --------------
Agreement.

           "Registration Statement" means a registration statement filed
            ----------------------
pursuant to the Securities Act.

           "Securities Act" means the Securities Act of 1933, as amended, and
            --------------
the rules and regulations promulgated thereunder.

           "Selling Stockholder" has the meaning set forth in Section 3.1.1 of
            -------------------
this Agreement.

           "Shares" means, with respect to each Stockholder, all shares,
            ------
whether now owned or hereafter acquired, of Common Stock and Common Stock Equivalents owned thereby; provided, however, for the purposes of any
                           --------  -------
computation of the number of Shares either outstanding or owned or held by any Stockholder or otherwise to be determined pursuant to Sections 2, 3, 4.2, 6 and 9.3(b), the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents shall be deemed outstanding whether or not such conversion, exercise or exchange has actually been effected.

           "Stockholder Exercise Period" has the meaning set forth in
            ---------------------------
Section 4.2.1 of this Agreement.

           "Stockholder Option Period" has the meaning set forth in
            -------------------------
Section 3.1.3 of this Agreement.

           "Stockholders" means (a) the Virgin Stockholders and the Other
            ------------
Stockholders and any transferee thereof who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and (b) any Person who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 5.2(a), and the term "Stockholder" shall mean any such Person.

           "Stockholders Meeting" has the meaning set forth in Section 6.1 of
            --------------------
this Agreement.

           "Subject Purchaser" has the meaning set forth in Section 4.1 of this
            -----------------
Agreement.

           "Subsidiaries" means, as of the relevant date of determination, with
            ------------
respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

           "Transfer" has the meaning set forth in Section 2.1 of this
            --------
Agreement.

           "Transferred Shares" has the meaning set forth in Section 3.2.1 of
            ------------------
this Agreement.


           "Third Party Purchaser" has the meaning set forth in Section 3.1.1
            ---------------------
of this Agreement.

           "Virgin Directors" has the meaning set forth in Section 6.3 of this
            ----------------
Agreement.

           "Virgin Exercise Period" has the meaning set forth in Section 4.2.1
            ----------------------
of this Agreement.

           "Virgin Stockholders" means Virgin and any Permitted Transferee of
            -------------------
Virgin to which Shares are transferred in accordance with Section 2.2.

           "Written Consent" has the meaning set forth in Section 6.1 of this
            ---------------
Agreement.

        2.    Restrictions on Transfer of Shares.
              ----------------------------------

              2.1   Limitation on Transfer.  No Stockholder shall sell, give,
                    ----------------------
assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or any right, title or interest therein or thereto,
 --------
except in accordance with the provisions of this Agreement, and in the event of such transfer, any transferee obtaining any record or beneficial interest or right to vote such Shares hereunder shall agree to be bound by this
Agreement and shall comply with Section 2.4.  Any attempt to transfer any
Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer.
                 -- ------

              2.2   Permitted Transfers.  Notwithstanding anything to the
                    -------------------
contrary contained in this Agreement, but subject to Sections 2.3 and 2.4, at any time, (a) each of Virgin and any Other Stockholder that is not a natural person may transfer all or a portion of its Shares to any of their Affiliates and (b) each Stockholder that is a natural person may transfer all or a portion of his or her Shares to or among (i) a member of such Stockholder's immediate family, which shall include his or her spouse, siblings, children or grandchildren ("Family Members") or (ii) a trust, corporation, partnership or
                --------------
limited liability company, all of the beneficial interests in which shall be held by such Stockholder or one or more Family Members of such Stockholder; provided, however, that during the period that any such trust, corporation,
--------  -------
partnership or limited liability company holds any right, title or interest in any Shares, no Person other than such Stockholder or one or more Family Members of such Stockholder may be or become beneficiaries, stockholders, limited or general partners or members thereof (the Persons referred to in the preceding clauses (a) and (b) are each referred to hereinafter as a "Permitted
                                                           ---------
Transferee").  A Permitted Transferee of Shares pursuant to this Section 2.2
----------
may transfer its Shares pursuant to this Section 2.2 only to the transferor Stockholder or to a Person that is a Permitted Transferee of such transferor Stockholder. Notwithstanding anything to the contrary contained in this Agreement, if any Permitted Transferee of a Stockholder to whom Shares have been transferred in accordance with this Section 2.2 ceases to be a Permitted Transferee of such Stockholder, then, prior to such event, such Stockholder may repurchase such Shares or, if such Stockholder does not wish to repurchase such Shares, then such Permitted Transferee shall offer such Shares to the Company and the other Stockholders in accordance with Section 3.1.

              2.3   Permitted Transfer Procedures.  If any Stockholder wishes to
                    -----------------------------
transfer Shares to a Permitted Transferee under Section 2.2, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 2.2 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

              2.4    Transfers in Compliance with Law; Substitution of
                     -------------------------------------------------
Transferee. Notwithstanding any other provision of this Agreement, no transfer
----------
may be made pursuant to this Section 2 or pursuant to Section 3 below unless
(a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C-1, (b) the transfer complies in all respects
                        -----------
with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. Upon becoming a party to this Agreement, (i) the Permitted Transferee of a Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Stockholder hereunder with respect to the Shares transferred to such Permitted Transferee, (ii) a New Stockholder shall be subject to the same obligations as, but none of the rights of, the transferring Stockholder and
(iii) the transferee of a New Stockholder shall be substituted for, and shall be subject to the same rights and obligations as, the transferring New Stockholder hereunder with respect to the Shares transferred to such transferee.

        3.    Right of First Offer.
              --------------------

              3.1    Proposed Voluntary Transfers.
                     ----------------------------

              3.1.1  Offering Notice.  Subject to Section 2, if any
                     ---------------
Stockholder (a "Selling Stockholder") wishes to transfer all or any portion of
                -------------------
its, his or her Shares to any Person (other than to a Permitted Transferee) (a "Third Party Purchaser") prior to the IPO Effectiveness Date, such Selling
 ---------------------
Stockholder shall offer such Shares first to the Company, by sending written notice (the "Offering Notice") to the Company which shall state (a) the number
             ---------------
of Shares proposed to be transferred (the "Offered Securities") and (b) the
                                           ------------------
proposed purchase price per Share which the Selling Stockholder is willing to accept (the "Offer Price"). The Company, upon delivery of the Offering Notice,
             -----------
promptly will send copies of such notice to all Stockholders who are not Selling Stockholders. Upon delivery of the Offering Notice to the Company, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

              3.1.2  Company Option; Exercise.  For a period of fifteen (15)
                     ------------------------
days after the giving of the Offering Notice pursuant to Section 3.1.1 (the "Company Option Period"), the Company shall have the right (the "Company
 ---------------------                                           -------
Option") to purchase any or all of the Offered Securities at a purchase price
------
equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the Offered Securities under this Section 3.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Company Option Period, to the Selling Stockholder, with a copy to the Stockholders who are not Selling Stockholders, which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within the Company Option Period shall be deemed to be a waiver of the Company Option, provided that the Company may waive its rights under this
                    --------
Section 3.1.2 prior to the expiration of such period by giving written notice to the Selling Stockholder, with a copy to the Stockholders who are not Selling Stockholders.

              3.1.3   Stockholder Option; Exercise.
                      ----------------------------

                      (a) If the Company does not elect to purchase all of the Offered Securities pursuant to Section 3.1.2, then for a period of thirty (30) days after the earlier to occur of (a) the expiration of the Company Option Period pursuant to Section 3.1.2 and (b) the date upon which the Selling Stockholder shall have received written notice from the Company of its exercise of the Company Option pursuant to Section 3.1.2 or its waiver thereof (the "Option Period"), the Virgin Stockholders (if not a Selling Stockholder) shall
 -------------
have the right to purchase all, but not less than all, of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. If the Virgin Stockholders do not fully subscribe for the number or amount of Offered Securities it is entitled to purchase, then, for a period of fifteen (15) days following the expiration of the Option Period (the "Stockholder Option Period") each Other Stockholder
                           -------------------------
shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this Section 3.1.3, the "Excess Offered
                                                                --------------
Securities") determined by dividing (x) the total number of Shares then owned
----------
by such Stockholder by (y) the total number of Shares then owned by all such Stockholders who elect to purchase Offered Securities. If the Company, the Virgin Stockholders and/or the Other Stockholders do not purchase all, but not less than all, of Offered Securities pursuant to Section 3.1.2 and/or
Section 3.1.3, then the Selling Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser in accordance with
Section 3.1.5.

                      (b) The right of each Stockholder to purchase the remaining Offered Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, in the case of the Virgin Stockholders, prior to the expiration of the Option Period and, in the case of the Other Stockholders (if applicable), the Stockholder Option Period, to the Selling Stockholder with a copy to the Company. Each such notice shall state (i) the number of Shares held by such Stockholder and (ii) the number of Shares that such Stockholder is willing to purchase pursuant to this Section
3.1.3. The failure of a Stockholder to respond within the time periods specified above shall be deemed to be a waiver of such Stockholder's rights under this Section 3.1.3, provided that each Stockholder may waive its
                          --------
rights under this Section 3.1.3 prior to the expiration of the Option Period or the Stockholder Option Period, as the case may be, by giving written notice to the Selling Stockholder, with a copy to the Company.

              3.1.4   Closing.  The closing of the purchases of Offered
                      -------
Securities subscribed for by the Company under Section 3.1.2 and/or the Virgin Stockholders and the Other Stockholders (if applicable) under Section 3.1.3 shall be held at the executive office of the Company on the later to occur of
(i) the 60th day after the giving of the Offering Notice pursuant to
Section 3.1.1 or (ii) two (2) Business Days after the receipt of all approvals required (or the expiration of any waiting periods) under the HSR Act or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens")
                                                                       -----
(other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. The Company and/or each Stockholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it, him or her. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

              3.1.5  Sale to a Third Party Purchaser.  Unless the Company, the
                     -------------------------------
Virgin Stockholders and/or the Other Stockholders elect to purchase all, but not less than all, of the Offered Securities under Sections 3.1.2 and 3.1.3, the Selling Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and made
                     --------  -------
pursuant to a contract entered into within sixty (60) days of the earlier to occur of (i) the waiver by the Company and the Stockholders of their options to purchase the Offered Securities and (ii) the expiration of the later to occur of the Option Period and the Stockholder Option Period (the earlier of dates in (i) and (ii) being referred to herein as the "Contract Date"); and
                                                 -------------
provided further, that such sale shall not be consummated unless and until all
-------- -------
of the following conditions are met:

                    (a) The Selling Stockholder shall deliver to the Company a certificate of a Third Party Purchaser stating that (i) such Third Party Purchaser is aware of the rights of the Company, the Virgin Stockholders and the Other Stockholders contained in Section 3.1 and (ii) prior to the purchase by such Third Party Purchaser of any of such Offered Securities, such Third Party Purchaser shall become a party to this Agreement and agrees to be bound by the terms and conditions hereof in accordance with Section 2.4 hereof.

                    (b) The consummation of such sale to a Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the HSR Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                    (c) A Third Party Purchaser shall have furnished evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within thirty (30) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, the Virgin Stockholders and the Other Stockholders in accordance with this Section 3.1.

              3.2    Involuntary Transfers.
                     ---------------------

                     3.2.1   Rights of First Offer upon Involuntary Transfer.
                             -----------------------------------------------
If an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any
                                               ------------------
Stockholder shall occur prior to the IPO Effectiveness Date, then the Company, the Virgin Stockholders and the Other Stockholders (unless such Stockholder is the Involuntary Transferee) shall have the same rights as specified in Sections
3.1.2 and 3.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Stockholder and shall be governed by Section 3.1 except that (a) the time periods shall run from the date of receipt by the Company of actual notice of the Involuntary Transfer (and the Company shall immediately give notice to the Virgin Stockholders and the Other Stockholders of the date of receipt of such notice), (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "Involuntary Transferee") rather than to the Stockholder
                         ----------------------
who suffered or will suffer the Involuntary Transfer and (c) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company, the Virgin Stockholder or the Other Stockholders, as the case may be;

provided, however, that if such parties fail to agree as to such purchase price,
--------  -------
the purchase price shall be the Fair Value thereof as determined in accordance with Section 3.2.2.

              3.2.2   Fair Value.  If the parties fail to agree upon the
                      ----------
purchase price of the Transferred Shares in accordance with Section 3.2.1 hereof, then the Company, the Virgin Stockholders or the Other Stockholders,
as the case may be, shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by a panel of three independent appraisers, which shall be nationally recognized investment banking firms or nationally recognized experts experienced in the valuation of corporations engaged in the business conducted by the Company. Within five (5) Business
Days after the date the applicable parties determine that they cannot agree as to the purchase price, the Involuntary Transferee and the Board of Directors
(in the case of a purchase by the Company), the Virgin Stockholders or the
Other Stockholders, as the case may be, shall each designate one such appraiser that is willing and able to conduct such determination; provided, that if the
                                                        --------
appraiser is to be designated by the Other Stockholders, it will be designated by Other Stockholders holding 60% of the outstanding Shares held by all Other Stockholders. If either the Involuntary Transferee or the Board of Directors, the Virgin Stockholders or the Other Stockholders, as the case may be, fails to make such designation within such period, then the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of five (5) Business Days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the Fair Value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, that
                                              --------  -------
if the determination of two appraisers are equally close to the determination of the third appraiser, then the Fair Value of the Transferred Shares shall be the average of the determination of all three appraisers. Such determination shall be final and binding on the Involuntary Transferee, the Company, the Virgin Stockholders and the Other Stockholders. The Involuntary Transferee shall be responsible for the fees and expenses of all appraisers. For purposes of this
Section 3.2.2, the "Fair Value" of the Transferred Shares means the fair market
                    ----------
value of such Transferred Shares determined in accordance with this Section
3.2.2 based upon all considerations that the appraisers determine to be relevant.

                    3.2.3  Closing.  The closing of any purchase under this
                           -------
Section 3.2 shall be held at the executive office of the Company on the earlier to occur (subject to the receipt of all approvals required, or the expiration of any waiting periods, under the HSR Act) of (a) the fifth Business Day after the purchase price per Transferred Share shall have been agreed upon by the Involuntary Transferee and the Company, the Virgin Stockholders or the Other Stockholders, as the case may be, in accordance with Section 3.2.1(c) or (b) the fifth Business Day after the determination of the Fair Value of the Transferred Shares in accordance with Section 3.2.2, or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.2, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company, the Virgin Stockholders or the Other Stockholders, as the case may be, purchasing such Transferred Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                    3.2.4  General.  In the event that the provisions of this
                           -------
Section 3.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company, the Virgin Stockholders and the Other Stockholders shall have the rights specified in Sections 3.1.2 and 3.1.3, respectively, with respect to any transfer by an Involuntary Transferee of such Shares, and any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and other related provisions of this Agreement.

              4.    Future Issuance of Shares; Preemptive Rights.
                    --------------------------------------------

                    4.1   Offering Notice.  Except for (a) capital stock of
                          ---------------
the Company which may be issued to employees, consultants or directors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, (b) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock issued upon exercise, conversion or exchange of any Common Stock Equivalent or (d) capital stock of the Company issued in consideration of the acquisition, approved by the Board of Directors, by the Company or any of its Subsidiaries of another Person, if the Company wishes to issue any shares of capital stock or any other securities convertible into or exchangeable for capital stock of the Company (collectively, "New Securities") to any Person
                                             --------------
(the "Subject Purchaser") prior to the IPO Effectiveness Date, then the
      -----------------
Company shall offer such New Securities first to the Virgin Stockholders by sending written notice (the "New Issuance Notice") to the Virgin Stockholders,
                             -------------------
which New Issuance Notice shall state (a) the number of New Securities proposed to be issued and (b) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "Proposed Price"). Upon
                                                       --------------
delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 4.2 shall have been waived or shall have expired.

              4.2   Preemptive Rights; Exercise.
                    ---------------------------

                    4.2.1  Exercise Periods.  For a period of fifteen (15) days
                           ----------------
after the giving of the New Issuance Notice pursuant to Section 4.1 (the "Virgin Exercise Period"), the Virgin Stockholders shall have the right to
 ----------------------
purchase the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. If the Virgin Stockholders do not fully subscribe for the number or amount of New Securities that it is entitled to purchase pursuant to the preceding sentence, then, for a period of ten (10) days following the expiration of the Virgin Exercise Period (the "Stockholder Exercise Period"), each Other Stockholder
                      ---------------------------
shall have the right to purchase that percentage of the remaining New Securities not so subscribed for (for the purposes of this Section 4.2(a), the "Excess New Securities") determined by dividing (x) the total number of Shares
 ---------------------
then owned by such Stockholder by (y) the total number of Shares then owned by all such Stockholders who elected to purchase Excess New Securities.

                      4.2.2  Notices.  The right of the Virgin Stockholders and
                             -------
the Other Stockholders to purchase the New Securities under subsection
(a) above shall be exercisable by delivering written notice of the exercise thereof, in the case of the Virgin Stockholders, prior to the expiration of the Virgin Exercise Period and, in the case of the Other Stockholders (if applicable), prior to the expiration of the Stockholder Exercise Period, to the Company, which notice shall state the amount of New Securities that such Stockholder elects to purchase pursuant to Section 4.2(a). The failure of a Stockholder to respond within the time periods specified above shall be deemed to be a waiver of such Stockholder's rights under Section 4.2(a), provided that
                                                                  --------
each Stockholder may waive its rights under Section 4.2(a) prior to the expiration of the Virgin Exercise Period or the Stockholder Exercise period, as the case may be, by giving written notice to the Company.

                      4.3   Closing.   The closing of the purchase of New
                            -------
Securities subscribed for by the Virgin Stockholders and the Other Stockholders (if applicable) under Section 4.2, shall be held at the executive office of the Company on the later to occur of (i) the 45th day after the giving of the New Issuance Notice pursuant to Section 4.1 or (ii) two (2) Business Days after the receipt of all approvals required (or the expiration of any waiting periods) under the HSR Act or (b) at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the Stockholders and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. The Stockholders purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him, her or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                      4.4   Sale to Subject Purchaser.  Unless all of the New
                            -------------------------
Securities are purchased pursuant to Section 4.2, the Company may sell to the Subject Purchaser all of the New Securities not purchased by the Stockholders pursuant to Section 4.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona fide and made pursuant to a contract
--------  -------
entered into within three (3) months of the earlier to occur of (i) the waiver by all of the Stockholders of their option to purchase all of the New Securities pursuant to Section 4.2 and (ii) the expiration of the later to occur of the Virgin Exercise Period and the Stockholder Exercise Period. If such sale is not consummated within such three (3) month period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 4. The closing of any issue and purchase pursuant to this Section 4.4 shall be held at the time and place as the parties to the transaction may agree.

              5.   After-Acquired Securities; Agreement to be Bound.
                   ------------------------------------------------

                   5.1   After-Acquired Securities.  All of the provisions of
                         -------------------------
this Agreement shall apply to all of the Shares and Common Stock Equivalents now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

                    5.2   Agreement to be Bound.  The Company shall not issue
                          ---------------------
any Shares or any Common Stock Equivalents to any Person not a party to this Agreement, unless either (a) such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C-2 or (b) such Person
                                             -----------
has entered into an agreement with the Company restricting the transfer of its, his or her Shares in form and substance reasonably satisfactory to the Virgin Stockholders. Upon becoming a party to this Agreement, such Person shall be deemed to be, and shall be subject to the same obligations as an Other Stockholder hereunder. Any issuance of Shares or any Common Stock Equivalents by the Company in violation of this Section 5.2 shall be null and void ab initio.
-- ------

              6.    Corporate Governance.
                    --------------------

                    6.1   General.  From and after the execution of this
                          -------
Agreement, each Stockholder shall vote its, his or her Shares at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting")
                                                      --------------------
or in any written consent executed in lieu of such a meeting of stockholders (a "Written Consent"), and shall take all other actions necessary, to give
    ---------------
effect to the provisions of this Agreement (including, without limitation, Section 6.3 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each Stockholder shall vote its, his or her Shares at any Stockholders Meeting or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company's stockholders or with respect to which such Stockholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

                    6.2   Stockholder Actions.  In order to effectuate the
                          -------------------
provisions of this Section 6, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action, (b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Section 6.

                    6.3   Election of Directors; Number and Composition.  Each
                          ---------------------------------------------
Stockholder shall vote its, his or her Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be seven (7). Each Stockholder shall vote its, his or her shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and to take all other actions necessary to ensure (i) the election to the Board of Directors of three (3) individuals designated by Virgin (the "Virgin Directors"), (ii) the election to the Board of Directors of one (1) individual designated by the Company who (x) satisfies the criteria for treatment as an "independent director" under the rules of any stock exchange on which securities of the Company are listed (including The Nasdaq Stock Market) and (y) is agreeable to Virgin (the "Independent Director") and
(iii) the election to the Board of Directors of three (3) individuals designated by the Company (the "Company Directors"); provided, that if one of
                                -----------------    --------
the three Virgin Directors at any time is not also an Independent Director and the Company has consummated an Initial Public Offering, the Company shall designate two (2) Independent Directors and the number of Company Directors shall be reduced from three to two. If the Company divides the Board of Directors into separate classes, each such class shall include at least one Virgin Director. The Board of Directors shall take all actions necessary to ensure the election of one (1) Virgin Director to each of the Company's audit committee and compensation committee.

     On the date hereof, the Virgin Directors shall be Jay A. Samit, John A. Skolas and Jonathan A.B. Smith, the Independent Director shall be Edward J. Mathias and the Company Directors shall be Robert P. Bernardi, Devarajan S. Puthukarai and Irwin H. Steinberg.

              6.4    Removal and Replacement of Directors .
                     ------------------------------------

                     6.4.1   Removal of Virgin Directors.  If at any time the
                             ---------------------------
Virgin Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) any of the Virgin Directors, then each Stockholder shall vote all of its, his or her Shares so as to remove such Virgin Director.

                     6.4.2   Replacement of Directors.
                             ------------------------

                             (a)  If at any time, a vacancy is created on the
Board of Directors by reason of the incapacity, death, removal or resignation of a Virgin Director, then Virgin shall designate an individual who shall be elected to fill such vacancy until the next Stockholders Meeting.

                             (b)  Upon receipt of notice of the designation of
a nominee, each Stockholder shall, as soon as practicable after the date of such notice, take action, including the voting of its or his Shares, to elect the director designated by Virgin to fill such vacancy.

              6.5   Reimbursement of Expenses.  Notwithstanding anything to the
                    -------------------------
contrary contained in this Agreement, the Company shall reimburse Virgin, or its designee, for all reasonable travel and accommodation expenses incurred by the Virgin Directors in connection with the performance of their duties as directors of the Company.

              6.6   Actions of the Board of Directors; Extraordinary
                    ------------------------------------------------
Transactions.  Notwithstanding anything to the contrary contained in this
------------
Agreement, prior to the IPO Effectiveness Date, the Board of Directors shall not take, approve or otherwise ratify any of the following actions without the consent of at least a majority of the directors constituting the entire Board of Directors, which majority shall include at least one Virgin Director:

                    (a) other than equity securities of the Company that may be issued to employees, consultants or directors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, any issuance of or agreement to issue any equity securities of the Company or any Subsidiaries thereof or rights of any kind convertible into or exchangeable for, any equity securities of capital stock of the Company or any Subsidiaries thereof, or any option, warrant or other subscription or purchase right with respect to equity securities of the Company;

                    (b)  the declaration of any dividend;

                    (c) the adoption of any stock option, incentive or other compensation plan, or the amendment of any such existing plan;

                    (d) any issuance of or agreement to issue any long term indebtedness of the Company in excess of $50,000;

                    (e) any transaction of merger or consolidation of the Company or any Subsidiary with one or more Persons;

                    (f) any sale, conveyance, exchange or transfer to another Person of (x) the voting stock of the Company or any Subsidiary of the Company, if, after such sale, conveyance, exchange or transfer, the stockholders of the Company or such Subsidiary prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or such Subsidiary or (y) all or substantially all of the assets of the Company or any Subsidiary;

                    (g) any expenditure by the Company in excess of $50,000 not provided for in the annual operating budget of the Company submitted at the end of each fiscal year to the Board of Directors;

                    (h) any material changes in accounting methods or policies of the Company or any Subsidiary; and

                    (i) any amendment, modification or restatement of the Charter Documents, any modification of the number of directors constituting the entire Board of Directors pursuant to Section 6.3 and any amendment or modification of this Section 6.6.

              6.7   Company Information.  The Company shall provide to
                    -------------------
the Virgin Directors the same information concerning the Company and access thereto, provided to other members of the Board of Directors, as well as any other information reasonably requested by the Virgin Directors, and access thereto.

              6.8   Meetings.   If the Company holds meetings of the Board of
                    --------
Directors more than one time per fiscal quarter, every third meeting of the Board of Directors shall be held in Los Angeles or such other location agreed to by the Virgin Directors in writing not less than 30 days prior to the date scheduled for such meeting.

              6.9   Directors' and Officers' Insurance.  For so long as the
                    ----------------------------------
Board of Directors include Virgin Directors, the Charter Documents shall provide for indemnification of directors to the fullest extent permitted by law and the Company shall maintain at all times directors' and officers' insurance upon terms customary for a company of its size and operating in its industry and reasonably acceptable to Virgin.

              7.    Stock Certificate Legend.  A copy of this Agreement shall
                    ------------------------
be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

    THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED MAY __, 1999, AMONG MUSICMAKER.COM, INC., VIRGIN HOLDINGS, INC. AND THE OTHER STOCKHOLDERS LISTED ON SCHEDULE I THERETO. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

              8.    Representations and Warranties. Each Stockholder represents
                    ------------------------------
and warrants to the other Stockholders as follows:

                    (a) The execution, delivery and performance of this Agreement by such Stockholder will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such Stockholder or any of his, her or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Stockholder.

                    (b) This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

                    (c)  The Shares of such Stockholder listed on Schedule I
                                                                  ----------
hereto constitute all the shares of Common Stock or Common Stock Equivalents owned by such Stockholder and, except as set forth in this Agreement, such Stockholder does not have any right or obligation to acquire any additional shares of Common Stock or Common Stock Equivalents.

                    (d)  The representations and warranties contained in this
Section 8 shall survive the execution and delivery of this Agreement.

              9.    Miscellaneous.
                    -------------

                    9.1    Notices.  All notices, demands or other
                           -------
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                    (a)   if to the Company:

                           musicmaker.com, Inc.
                           1831 Wiehle Avenue
                           Suite 128
                           Reston, VA  20190
                           Facsimile:  (703) 904-4117
                           Attention:  Robert P. Bernardi

                           with a copy to:

                           Venable, Baetjer and Howard, LLP
                           2010 Corporate Ridge Rd.
                           McLean, VA 22102
                           Facsimile : (703) 904-4117
                           Attention: John L. Sullivan, III

                    (b)   if to the Virgin Stockholders:

                          Virgin Holdings, Inc.
                          338 North Foothill Road
                          Beverly Hills, CA 90210
                          Facsimile: (310) 288-2745
                          Attention: Susan Feingold

                          with copies to:

                          EMI Recorded Music North America
                          1290 Avenue of the Americas
                          38th Floor
                          New York, NY 10104
                          Facsimile: (212) 492-5095
                          Attention: Alasdair J. McMullan
                          and

                          Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                          New York, New York 10019-6064
                          Facsimile:  (212) 757-3990
                          Attention:  Peter L. Felcher, Esq.

                    (c) if to any Other Stockholder, at its address as it appears on the record books of the Company.

Any party may by notice given in accordance with this Section 9.1 designate another address or Person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

              9.2   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

              9.3   Amendment and Waiver.
                    --------------------

                    (a) Except as specifically set forth in this Agreement, no failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                    (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (x) the Company and (y) the Virgin Stockholders holding Shares representing at least 75% of the Shares owned by all of the Virgin Stockholders. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.

              9.4   Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

              9.5    Specific Performance.  The parties hereto intend that each
                     --------------------
of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

              9.6    Headings.  The headings in this Agreement are for
                     --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              9.7    GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED AND
                     -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

              9.8    Severability.  If any one or more of the provisions
                     ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

              9.9    Entire Agreement.  This Agreement, together with the
                     ----------------
exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

              9.10    Duration of Agreement.  The rights and obligations of each
                      ---------------------
Stockholder under this Agreement shall terminate as to such Stockholder upon the transfer of all Shares owned by such Stockholder in accordance with this Agreement. Notwithstanding the foregoing, on the IPO Effectiveness Date, this Agreement, other than Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.7, 6.8 and 6.9, shall terminate. Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.7, 6.8 and 6.9 shall terminate upon the transfer by Virgin of more than 50% of the Shares held by it on the date of this Agreement.

              9.11   Further Assurances.  Each of the parties shall, and shall
                     ------------------
cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

          IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                     MUSICMAKER.COM, INC.


                     By: /s/ Robert Bernardi
                        ---------------------------------------
                        Name: Robert Bernardi
                        Title: Chairman and Co-CEO


                     By: /s/ Devarajan S. Puthukarai
                        ---------------------------------------
                        Name: Devarajan S. Puthukarai
                        Title: President and Co-CEO


                    VIRGIN HOLDINGS, INC.


                      By: /s/ Susan Feingold
                         ---------------------------------------
                         Name: Susan Feingold
                         Title: Secretary


                      RHO MANAGEMENT TRUST I


                      By: /s/ Joshua Ruch
                         ---------------------------------------
                         Name:
                         Title:


                      RHL VENTURES LLC


                      By: /s/ Robert Lessin
                         ---------------------------------------
                         Name:
                         Title:

                                /s/ Robert P. Bernardi
                         ---------------------------------------
                                    Robert P. Bernardi

                                /s/ Devarajan S. Puthukarai
                         ---------------------------------------
                                    Devarajan S. Puthukarai

                                /s/ Irwin H. Steinberg
                         ---------------------------------------
                                    Irwin H. Steinberg

                                   SCHEDULE I
                                   ----------

                                  STOCKHOLDERS



1. Robert P. Bernardi, Co-Chief Executive Officer and Chairman of the Board of Directors.

2. Devarajan S. Puthukarai, President, Co-Chief Executive Officer, Chief Operating Officer and Director.

3.  Rho Management Trust I.

4.  RHL Ventures LLC c/o Robert Lessin.

5.  Irwin H. Steinberg, Vice-Chairman of the Board of Directors and Consultant.

                                  SCHEDULE II
                                  -----------

                              EXISTING AGREEMENTS



1. Robert P. Bernardi, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

2. Devarajan S. Puthukarai, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

3. Rho Management Trust I, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

4. RHL Ventures LLC c/o Robert Lessin, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

5. Irwin H. Steinberg, pursuant to a Letter Agreement between the Company and Irwin H. Steinberg, dated January 23, 1997.

                                  SCHEDULE 1.1
                                  ------------



          The Certificate of Incorporation of the Company includes certain rights and preferences granted to Rho Management Trust I ("Rho"), RHL Ventures
                                                           ---
LLC, Robert P. Bernardi and Devarajan S. Puthukarai (the "Investors").  In
                                                          ---------
connection with the transactions contemplated by the Agreement, dated the date hereof, between the Company and Virgin, the Investors have executed and delivered to the Company a waiver of these rights. The Company intends to amend its Certificate of Incorporation shortly after the date hereof to permanently remove these rights. Notwithstanding the foregoing, the Company and Rho have proposed to enter into an agreement pursuant to which the Company will agree that, if at any time prior to the IPO Rho notifies the Company in writing of its desire to have a representative of Rho on the board of directors of the Company, the Company will designate such representative of Rho as one of the Company Directors, as defined in Section 6.3 hereof.